UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2016

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Mr. Jeffrey H. Coats’ Employment Agreement

On September 21, 2016, the Compensation Committee of the Board of Directors (“Compensation Committee”) of Autobytel Inc., a Delaware corporation (“Autobytel” or the “Company”), recommended to the Company’s Board of Directors (“Board”), and the Board approved, amendments to the Second Amended and Restated Employment Agreement dated as of April 3, 2014 (as amended, “Coats Employment Agreement”) by and between the Company and Mr. Jeffrey H. Coats, the Company’s Chief Executive Officer and President.

The amendments to the Coats Employment Agreement: (i) extend the expiration date of the Coats Employment Agreement to April 3, 2020; (ii) provide that Mr. Coats’ annual incentive compensation opportunity target percentage cannot be reduced without Mr. Coats’ prior written consent; (iii) adds that in the case of a termination of Mr. Coats’ employment, not in connection with a change in control, by the Company without “cause” (as defined in the Coats Employment Agreement) or by Mr. Coats with “good reason” (as defined in the Coats Employment Agreement), Mr. Coats will receive his annual incentive compensation payout based on actual performance for the entire performance period, prorated for the amount of time Mr. Coats was employed by the Company prior to the date of termination during such performance period; (iv) adds that in the case of a termination of Mr. Coats’ employment, in connection with a change in control, by the Company without cause or by Mr. Coats with good reason, Mr. Coats will receive his annual incentive compensation payout based on his target annual incentive compensation, prorated for the amount of time Mr. Coats was employed by the Company prior to the date of termination during such performance period; and (v) eliminates the earned incentive compensation offset to Mr. Coats’ severance payments in the case of a termination of Mr. Coats’ employment, in connection with a change in control, by the Company without cause or by Mr. Coats for good reason.

The severance provisions of the Coats Employment Agreement now provide that if Mr. Coats’ employment is terminated by the Company without cause or by Mr. Coats with good reason, Mr. Coats is entitled to: (i) continued monthly payments of his annual base salary for a period of twelve months after the employment termination date; (ii) reimbursement or payment of the premiums for continuation of his medical, dental and vision insurance benefits under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for a period of twelve months after the employment termination date; and (iii) his annual incentive compensation payout based on actual performance for the entire performance period, prorated for the amount of time Mr. Coats was employed by the Company prior to the date of termination during such performance period.  If Mr. Coats’ employment is terminated by the Company without cause or by Mr. Coats with good reason upon, or within eighteen months following, a change in control of the Company, Mr. Coats is entitled to: (i) a lump sum payment equal to 1.75 times his annual base salary plus his annual incentive compensation opportunity target; (ii) reimbursement or payment of the premiums for continuation of his medical, dental and vision insurance benefits under COBRA for a period of eighteen months after the employment termination date; and (iii) his annual incentive compensation payout based on his target annual incentive compensation, prorated for the amount of time Mr. Coats was employed by the Company prior to the date of termination during such performance period.  The Company is not obligated to make additional payments to Mr. Coats to compensate for his additional tax obligations if Mr. Coats’ compensation is deemed to be excess parachute payments under the Internal Revenue Code.  Payment of the severance benefits under the Coats Employment Agreement is conditioned on Mr. Coats’ execution of a general release of claims in favor of Autobytel.

The foregoing description of the amendments to the Coats Employment Agreement is not complete and is qualified in its entirety by reference to: (i) the Second Amended and Restated Employment Agreement effective as of April 3, 2014 by and between Autobytel and Mr. Coats, which is incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 8, 2014; (ii) Amendment No. 1 to Second Amended and Restated Employment Agreement effective as of January 21, 2016 by and between Autobytel and Mr. Coats, which is incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC January 27, 2016; and (iii) Amendment No. 2 to Second Amended and Restated Employment Agreement, a copy of which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Promotion of Ms. Kimberly S. Boren to Executive Vice President, Chief Financial Officer

By action taken as of September 21, 2016, the Board promoted Ms. Kimberly S. Boren to the position of Executive Vice President, Chief Financial Officer.  Ms. Boren previously served as Autobytel’s Senior Vice President, Chief Financial Officer.

In connection with Ms. Boren’s promotion, the Compensation Committee approved amendments to the Letter Agreement dated as of March 9, 2010, by and between Autobytel and Ms. Boren (as amended, “Boren Employment Agreement”). The amendments to the Boren Employment Agreement provide for: (i) an increase of $35,000 in Ms. Boren’s annual base salary from $265,000 to $300,000; and (ii) an increase in Ms. Boren’s annual incentive compensation opportunity target percentage from 55% to 60% of her base annual salary.

In addition, the Compensation Committee approved a grant of stock options to purchase 12,000 shares of Company common stock at an exercise price of $16.82 per share and a date of grant of September 21, 2016. The stock options were granted pursuant to the Autobytel Inc. Amended and Restated 2014 Equity Incentive Plan (“Plan”) and will vest over a three (3) year period, with one-third (1/3) vesting on the first anniversary of the date of grant and thereafter in equal one thirty-sixth (1/36) installments of the original number of shares subject to the option on each monthly anniversary of the date of grant for the following twenty-four (24) months.  The stock options expire seven (7) years from the date of grant.

The foregoing description of the amendments to the Boren Employment Agreement and stock option awards are not complete and are qualified in their entirety by reference to: (i) Amendment to Letter Agreement dated September 21, 2016 by and between Autobytel and Ms. Boren, a copy of which is filed herewith as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference; and (ii) the Form of Employee Stock Option Award Agreement (Non-Qualified Stock Option) (Executive) under the Plan, which is incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Second Amended and Restated Employment Agreement effective as of April 3, 2014, between Autobytel Inc. and Jeffrey H. Coats (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on April 8, 2014)

10.2
Amendment No. 1 to Second Amended and Restated Employment Agreement effective as of January 21, 2016, between Autobytel Inc. and Jeffrey H. Coats (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC January 27, 2016)

10.3	Amendment No. 2 to Second Amended and Restated Employment Agreement, made and entered into as of September 21, 2016, by and between Autobytel Inc. and Jeffrey H. Coats

10.4	Amendment to Letter Agreement dated September 21, 2016, by and between Autobytel Inc. and Kimberly Boren

10.5
Form of Employee Stock Option Award Agreement (Non-Qualified Stock Option) (Executive) under the Autobytel Inc. Amended and Restated 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2016	AUTOBYTEL INC.
	By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

10.1
Second Amended and Restated Employment Agreement effective as of April 3, 2014, between Autobytel Inc. and Jeffrey H. Coats (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on April 8, 2014)

10.2
Amendment No. 1 to Second Amended and Restated Employment Agreement effective as of January 21, 2016, between Autobytel Inc. and Jeffrey H. Coats (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC January 27, 2016)

10.3	Amendment No. 2 to Second Amended and Restated Employment Agreement made and entered into as of September 21, 2016, by and between Autobytel Inc. and Jeffrey H. Coats

10.4	Amendment to Letter Agreement dated September 21, 2016, by and between Autobytel Inc. and Kimberly Boren

10.5
Form of Employee Stock Option Award Agreement (Non-Qualified Stock Option) (Executive) under the Autobytel Inc. Amended and Restated 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2016)